Exhibit 10.72

GlaxoSmithKline Letterhead

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Gilead World Markets Limited
Queensgate House
South Church Street
PO Box 1234GT’
Grand Cayman
Cayman Islands	19 May 2003

Dear Sirs,

Licensing Agreement dated 26 April 2002 made by and between (1) Glaxo Group Limited and (2) Gilead World Markets Limited (“Agreement”)

We refer to the Agreement and hereby confirm that with effect from 28 April 2003 Exhibit E of the Agreement (Safety Data Exchange Protocol) (“SDEP”) has been replaced with a revised SDEP the terms of which are attached as Appendix 1 hereof.

We would be grateful if you could execute and return to us the duplicate copy of this letter which is enclosed herewith to acknowledge and confirm your acceptance of its terms.

Yours faithfully,

/s/ Victoria Llewellyn
Glaxo Group Limited
Victoria Llewellyn
Assistant Secretary

Gilead World Markets Limited

By:	/s/ Gregg H. Alton
Gregg H. Alton, Director

Date:	5/23/03

EXHIBIT E

SAFETY DATA EXCHANGE PROTOCOL

Safety monitoring of adefovir dipivoxil
between
Global Clinical Safety & Pharmacovigilance, GlaxoSmithKline
And
Global Drug Safety, Gilead Sciences

This Safety Data Exchange Protocol is agreed by Glaxo Group Limited and Gilead World Markets, Limited in connection with the Licensing Agreement between them dated as of April 2002 (“Licensing Agreement”) and will govern safety data exchange for adefovir dipivoxil by them or by their Affiliates.  “Gilead” shall refer to Gilead World Markets, Limited or its Affiliates performing safety data exchange under this Protocol; “GlaxoSmithKline” shall refer to Glaxo Group Limited or its Affiliates performing safety data exchange under this Protocol.  Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Licensing Agreement to the extent defined therein.

1.              DEFINITIONS (CONSISTENT WITH ICH GUIDELINE E2A)

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2.              LANGUAGE AND MEANS OF EXCHANGE

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3.              SAFETY DATABASE

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4.              CORE SAFETY INFORMATION

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5.              EXPEDITED REPORTING

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6.              PERIODIC REPORTING

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7.              REGULATORY ENQUIRIES

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8.              GENERAL MANAGEMENT OF SAFETY

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9.              REVIEW AND REVISIONS

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10.       TERMINATION OF THE SDE PROTOCOL

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11.       CONTACTS

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For Gilead

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